Goodwill	12 Months Ended
Dec. 31, 2023
Goodwill [Abstract]
Goodwill	Goodwill

	December 31, 2023	December 31, 2022
	$	$
Gross goodwill, beginning of the year	2,524.4	2,362.3
Acquisitions	74.2	64.7
Impact of foreign exchange	(36.6)	97.4
Gross goodwill, end of the year	2,562.0	2,524.4
Accumulated impairment losses	(178.0)	(178.0)
Net goodwill, end of the year	2,384.0	2,346.4

Goodwill arising from acquisitions includes factors such as the expertise and reputation of the assembled workforce acquired, the geographic location of the acquiree, and the expected synergies.

The Company considers its CGUs based on the interdependence of cash flows between different geographic locations and how management monitors the operations. As such, the CGUs are defined as Canada, US, Asia/Pacific, Latin America, and UK/Europe/Middle East. As goodwill is not monitored at a level lower than the Company’s operating segments, the CGUs excluding Canada and the US are grouped in Global for purposes of allocating goodwill and testing impairment.

Goodwill was allocated to its CGUs or group of CGUs as follows:

	December 31, 2023	December 31, 2022
	$	$
Canada	359.5	359.5
United States	1,452.4	1,408.0
Global	572.1	578.9
Allocated	2,384.0	2,346.4

On October 1, 2023, and October 1, 2022, the Company performed its annual goodwill impairment test in accordance with its policy described in note 4. Based on the results of the 2023 and 2022 tests, the Company concluded that the recoverable amount of each CGU or group of CGUs exceeded its carrying amount and, therefore, goodwill was not impaired.

Assumptions
The calculation of fair value less costs of disposal is most sensitive to the following key assumptions:
•Operating margin rates based on actual experience and management’s long-term projections. Operating margin is defined as project margin less the sum of administrative and marketing expenses, depreciation of property and equipment, amortization of software, and other adjustments such as lease interest and principal lease payments.
•Discount rates reflecting investors’ expectations when discounting future cash flows to a present value, taking into consideration market rates of return, capital structure, company size, and industry risk. If necessary, a discount rate is further adjusted to reflect risks specific to a CGU or group of CGUs when future estimates of cash flows have not been adjusted. For its October 1, 2023 impairment tests, the Company discounted the cash flows using an after-tax discount rate of 8.9% for Canada, 9.5% for United States, and a weighted average discount rate of 10.8% for the Global group of CGUs (October 1, 2022 - 8.8% for Canada, 9.4% for United States, and 10.1% for the Global group of CGUs).

Other assumptions:
•Terminal growth rates based on actual experience and market analysis. Projections are extrapolated beyond five years using a growth rate that does not exceed 3.5% (2022 – 3.8%).
•Non-cash working capital requirements are based on historical actual rates, market analysis, and management’s long-term projections.
•Net revenue growth rate based on management’s best estimates of cash flow projections over a five-year period.

Sensitivity to changes in assumptions
As at October 1, 2023, the recoverable amounts of the Canada and US CGUs exceeded their carrying amounts and management believes that no reasonably possible change in any of the above key assumptions would have caused the carrying amount to exceed its recoverable amount. The recoverable amount of the Global group of CGUs exceeded its carrying amount by $106.7 assuming terminal operating margins averaging 9.3%. Assuming all other assumptions remain the same, the terminal operating margin would need to decline by 100-basis points for the Global group of CGUs carrying amount to exceed its recoverable amount.